LETTER OF TRANSMITTAL

                         For Shares of Common Stock

                                     of

                      IMPAC COMMERCIAL HOLDINGS, INC.

            Surrendered for Cash Payment Pursuant to the Merger

                                     of

                      FORTRESS IMPAC ACQUISITION CORP.

                               with and into

                      IMPAC COMMERCIAL HOLDINGS, INC.


                    The Paying Agent for the Merger is:

                       EQUISERVE TRUST COMPANY, N.A.


   By Hand Delivery To:         By Overnight Delivery or                   By Mail:
                                     Express Mail:

   Securities Transfer &       EquiServe Trust Company, N.A    EquiServe Trust Company, N.A.
  Reporting Services, Inc.      Attn: Corporate Actions            Attn: Corporate Actions
  c/o Boston EquiServe LP          150 Royall Street                   P.O. Box 8029
100 William Street, Galleria       Canton, MA 02021               Boston, MA 02266-8029
    New York, NY 10038

                             TELEPHONE NUMBER:
                               (781) 575-3100


      DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY TO THE PAYING AGENT.

      THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

      IF CERTIFICATES ARE REGISTERED IN DIFFERENT NAMES, A SEPARATE LETTER OF TRANSMITTAL MUST BE SUBMITTED FOR EACH DIFFERENT REGISTERED HOLDER. SEE INSTRUCTION 4.





                            DESCRIPTION OF SHARES SURRENDERED

Name(s) and Address(es) of
   Registered Holder(s)
(Please fill in, if blank,
exactly as name(s) appear(s)              Share Certificate(s) Enclosed
    on Certificate(s))           (Attach Additional signed list if necessary)
----------------------------     --------------------------------------------
                                                               Total Number
                                                                of Shares
                                 Share Certificate           Represented by
                                      Number(s)             Share Certificate
                                 -----------------          -----------------

                                 --------------------------------------------
                                 --------------------------------------------
                                 --------------------------------------------
                                 --------------------------------------------
                                 --------------------------------------------
                                 --------------------------------------------
                                 Total Shares
                                 --------------------------------------------



                             LOST CERTIFICATES

[ ] I have lost my certificates that represented __________ shares and require assistance in obtaining replacement certificates. I understand that I must contact the Paying Agent to obtain instructions for replacing a lost certificate (See Instruction 10).




  SPECIAL PAYMENT INSTRUCTIONS               SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 3, 4, 5 AND 7)              (SEE INSTRUCTIONS 3 AND 7)

   Fill in ONLY if check is to be            Fill in ONLY if check is to be
issued in a name other than that          issued in the name set forth above
set forth above.                          but delivered to an address other
                                          than set forth above:
Issue and deliver check to:
                                          Deliver check to:
Name ___________________________
         (Please Print)                   Name ____________________________
                                                     (Please Print)
Address ________________________
________________________________          _________________________________
________________________________
________________________________          Address _________________________
      (Include Zip Code)                  _________________________________
                                          _________________________________
________________________________          _________________________________
       (Include Zip Code)                           (Include Zip Code)

________________________________
   (Tax Identification or
   Social Security Number)

     (See Instruction 11)


                  NOTE: SIGNATURES MUST BE PROVIDED BELOW.
                      PLEASE READ THE INSTRUCTIONS SET
               FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

  In connection with the merger (the "Merger") of Fortress Impac Acquisition Corp. ("Purchaser"), a Maryland corporation and a wholly owned subsidiary of Fortress Investment Corp., a Maryland corporation ("FIC"), with and into Impac Commercial Holdings, Inc. (the "Company"), which became effective on November 22, 2000, pursuant to an Agreement and Plan of Merger, dated as of October 6, 2000, by and among Purchaser, FIC and the Company (the "Merger Agreement"), the undersigned herewith surrenders the above described certificate(s) (the "Certificate(s)"), which prior to the Merger represented shares of common stock, par value $.01 per share, of the Company (the "Shares"), in exchange for cash in the amount of $7.55 per Share, without interest, payable pursuant to the Merger.

  The undersigned represents that the undersigned has full authority to surrender the Shares, free and clear of all liens, claims and encumbrances. The undersigned will, upon request, execute and deliver any additional documents reasonably deemed appropriate or necessary by the Paying Agent in connection with the surrender of the Shares. All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. The surrender of Shares hereby is irrevocable.

  The undersigned understands that surrender is not made in acceptable form until the receipt by EquiServe Trust Company, N.A. (the "Paying Agent") of this Letter of Transmittal, duly completed and signed, and of the Certificate(s), together with all accompanying evidences of authority in form satisfactory to the Company (which may delegate power in whole or in part to the Paying Agent). All questions as to validity, form and eligibility of any surrender of Shares hereby will be determined by the Company (which may delegate power in whole or in part to the Paying Agent) and such determination shall be final and binding.

  The undersigned understands that payment for surrendered Shares will be made as promptly as practicable after the surrender of Certificate(s) representing the Shares is made in acceptable form.

  Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased in the name(s) of the registered holder(s) appearing above under "Description of Shares Surrendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased to the address(es) of the registered holder(s) appearing above under "Description of Shares Surrendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased in the name(s) of, and deliver such check to, the person(s) so indicated.



                                 IMPORTANT
                           STOCKHOLDER SIGN HERE

___________________________________________________________________________

___________________________________________________________________________
                         (Signature(s) of Owner(s))

(Must be signed by registered holder(s) exactly as name(s) appear(s) on the Share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 4. For information concerning signature guarantees, see Instruction 3.)

Dated: __________________________, 2000

Name(s) ___________________________________________________________________

___________________________________________________________________________
                               (Please Print)

Capacity (full title) _____________________________________________________
                                    (See Instruction 4)

Address ___________________________________________________________________
                                 (Include Zip Code)

Area Code and Telephone No. (Business) ____________________________________

Area Code and Telephone No. (Residence) ___________________________________

Taxpayer Identification or Social Security No. ____________________________
            (Complete the Substitute Form W-9 contained herein)

                            SIGNATURE GUARANTEE
                     (SEE INSTRUCTIONS 3, IF REQUIRED)

Authorized Signature ______________________________________________________

Name ______________________________________________________________________
                               (Please Print)

Title _____________________________________________________________________
                               (Please Print)

Name of Firm ______________________________________________________________

Address ___________________________________________________________________
                             (Include Zip Code)

Area Code and Telephone No. _______________________________________________

Dated _____________________________________________________________________



                                INSTRUCTIONS
           FORMING PART OF THE TERMS AND CONDITIONS OF THE MERGER


  1. Delivery of Letter of Transmittal and Certificate(s). This Letter of Transmittal, completed and signed, must be used in connection with the delivery and surrender of the Certificate(s). A Letter of Transmittal and the Certificate(s) must be received by the Paying Agent, in satisfactory form, in order to make an effective surrender. Delivery of the Certificate(s) and other documents shall be effected, and the risk of loss and title to the Certificate(s) shall pass, only upon proper delivery of the Certificate(s) to the Paying Agent. The method of delivery of the Certificate(s) and other documents is at the election and risk of the stockholder. If such delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Surrender may be made by mail, by hand or by overnight courier to the Paying Agent, at one of the addresses shown above. A mailing envelope addressed to the Paying Agent is enclosed for your convenience.

  2. Terms of Conversion of the Shares. Each Share was converted at the effective time of the Merger into the right to receive $7.55 in cash, except for Shares held by the Company, Purchaser or their affiliates.

  3. Guarantee of Signature. The Certificate(s) need not be endorsed and stock powers and signature guarantees are unnecessary unless (a) the Certificate(s) is registered in a name other than that of the person surrendering the Certificate(s) or (b) such registered holder completes the Special Payment Instructions or Special Delivery Instructions. In the case of (a) above, any such Certificate(s) must be duly endorsed or accompanied by a properly executed stock power with the signature on the endorsement or stock power and on the Letter of Transmittal guaranteed by a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program. In the case of (b) above, only the signature on the Letter of Transmittal should be similarly guaranteed.

  4. Signatures on Letter of Transmittal and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares surrendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

  If any of the Shares surrendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any of the Shares surrendered hereby are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates.

  If this Letter of Transmittal or any Share certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

  If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and surrendered hereby, no endorsements of Certificates or separate stock powers are required unless payment is to be issued in the name of a person other than the registered holder(s). Signatures on any such Certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares evidenced by Certificates listed and surrendered hereby, the Certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Certificates. Signature(s) on any such Certificates or stock powers must be guaranteed by an Eligible Institution.

  5. Stock Transfer Taxes. The Company will bear liability for any state stock transfer taxes applicable to the delivery of checks in payments for surrendered Shares; provided, however, that if any payment is to be made to any person(s) other than the registered holder(s) of the surrendered Shares, it shall be a condition of the issuance and delivery of such check that the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person(s)) payable on account of the transfer (or transfers) of the surrendered Shares shall be delivered to the Paying Agent or satisfactory evidence of the payment of such taxes or nonapplicability thereof shall be submitted to the Paying Agent before such check will be issued.

  6. Validity of Surrender, Irregularities. All questions as to validity, form and eligibility of any surrender of Shares hereby will be determined by the Company (which may delegate power in whole or in part to the Paying Agent), and such determination shall be final and binding. The Company reserves the right to waive any irregularities or defects in the surrender of any Shares, and its interpretations of the terms and conditions of the Merger Agreement and of this Letter of Transmittal (including these instructions) with respect to such irregularities or defects shall be final and binding. A surrender will not be deemed to have been made until all irregularities have been cured or waived.

  7. Special Payment and Delivery Instructions. Indicate the name and address to which payment for the Shares is to be sent if different from the name and/or address of the person(s) signing this Letter of Transmittal.

  8. Additional Copies. Additional copies of this Letter of Transmittal may be obtained from the Paying Agent.

  9. Inadequate Space. If the space provided on this Letter of Transmittal is inadequate, the Share certificate numbers and number of Shares should be listed on a separate signed schedule affixed hereto.

  10. Letter of Transmittal Required; Surrender of Certificate(s); Lost Certificate(s). You will not receive any cash for your Shares unless and until you deliver this Letter of Transmittal, duly completed and signed, to the Paying Agent, together with the Certificate(s) representing such Shares and any required accompanying evidences of authority in form satisfactory to the Company. If the Certificate(s) has (have) been lost or destroyed, such should be indicated on the face of this Letter of Transmittal. In such event, the Paying Agent will forward additional documentation necessary to be completed in order to surrender effectively such lost or destroyed Certificate(s). No interest will be paid on amounts due for the Shares.

  11. Substitute Form W-9. Under Federal income tax law, a stockholder surrendering Shares is required to provide the Paying Agent with such stockholder's correct Taxpayer Identification Number ("TIN"). If such stockholder is an individual, the TIN is such stockholder's Social Security Number. If the Paying Agent is not provided with the correct TIN or an adequate basis for an exemption, such stockholder may be subject to penalties imposed by the Internal Revenue Service and backup withholding in an amount equal to 31% of the gross proceeds received pursuant to the Merger. To prevent backup withholding, each stockholder surrendering Shares must provide such stockholder's correct TIN by completing the Substitute Form W-9 included herewith, certifying that the TIN provided is correct, or that such stockholder is awaiting a TIN, and that (i) the stockholder is exempt from backup withholding, (ii) the stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified the stockholder that such stockholder is no longer subject to backup withholding. If a stockholder is subject to backup withholding, such stockholder must cross out item (2) of Part 2 of the Substitute Form W-9.


  Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt stockholders, other than foreign persons, should furnish their TIN, write "Exempt" in Part 2 of the Substitute Form W-9 included herewith and sign, date and return the Substitute Form W-9 to the Paying Agent. In order for a foreign person to qualify as an exempt stockholder, such person must submit an appropriate and properly completed IRS Form W-8, attesting to that person's exempt status. Such a Form W-8 may be obtained from the Paying Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional information.

  If backup withholding applies, the Paying Agent is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

  A stockholder surrendering Shares is required to give the Paying Agent the TIN of the record holder of the Shares. If the Shares are in more than one name, or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the stockholder surrendering Shares does not currently have a TIN, but has applied for a TIN or intends to apply for a TIN in the near future, such stockholder should (i) consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for instructions on applying for a TIN, (ii) write "Applied For" in the space provided in Part 1 of the Substitute Form W-9 and check the appropriate box in Part 3, and
(iii) sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number included herewith. Note that writing "Applied For" on the Substitute Form W-9 means that the stockholder has already applied for a TIN or that such stockholder intends to apply for one in the near future. If the box in Part 3 is checked, the Paying Agent will withhold 31% of payments made to the stockholder, unless the TIN is provided by the time of the payment.




                          PAYER'S NAME: EQUISERVE TRUST COMPANY, N.A.
------------------------------------------------------------------------------------------------
                               Part 1--PLEASE PROVIDE YOUR TIN
                               IN THE BOX AT RIGHT AND CERTIFY
SUBSTITUTE                     BY SIGNING AND DATING BELOW        -------------------------
                                                                    Social Security Number
FORM W-9                                                            (If awaiting TIN write
                                                                         "Applied For")
Department of the Treasury
Internal Revenue Service                                                       OR

                                                                  ------------------------------
                                                                  Employer Identification Number
                                                                      (If awaiting TIN write
                                                                          "Applied For")
                               -----------------------------------------------------------------
Payer's Request for            PART 2--CERTIFICATE--Under penalties of perjury, I certify that:
Taxpayer Identification
Number ("TIN")                 (1) The number shown on this form is my correct Taxpayer
                                   Identification Number (or I am waiting for a number to be
                                   issued for me), and

                               (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been
                                   notified by the Internal Revenue Service (the "IRS") that
                                   I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has
                                   notified me that I am no longer subject to backup
                                   withholding.
                               ----------------------------------------------------------------
                               CERTIFICATION INSTRUCTIONS-You must cross out item (2) of Part 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax returns. However, if after being
                               notified by the IRS that you are subject to backup withholding, you receive another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

                               SIGNATURE ____________________________  DATE _____________, 2000
                               -----------------------------------------------------------------
                               Part 3--Awaiting TIN o
------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.



           CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
(2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number to the Paying Agent by the time of payment, 31% of all reportable cash payments made to me thereafter will be withheld.

Signature ________________________________ Dated ________________, 2000


       Questions and requests for assistance or additional copies of this Letter of Transmittal and other materials may be directed to the Paying Agent at its address and telephone number listed above.